Exhibit 99.1

         Cash America Completes 2005 with 20% Increase in Fourth Quarter
                         Earnings and Declares Dividend


     FORT WORTH, Texas--(BUSINESS WIRE)--Jan. 26, 2006--Cash America International, Inc. (NYSE:CSH) announced today that income from continuing operations for the fourth quarter ended December 31, 2005 increased 20% to $16,456,000 (55 cents per share) compared to $13,716,000 (46 cents per share) for the same period in 2004. The prior year fourth quarter 2004 results included a gain on foreign currency of $575,000 after tax (2 cents per share). Excluding the impact of the gain in the 2004 results, Cash America's fourth quarter 2005 income from continuing operations exceeded the prior year by 25%.
     Total revenue for the fourth quarter increased 21% to $171.0 million led by a 27% increase in revenue from combined cash advance fees and service charges on pawn loans which rose from $61.0 million in the 2004 quarter to $77.3 million in the 2005 quarter. In addition, the Company enjoyed strong holiday sales as merchandise sold during the quarter was 18% above the prior year reaching $91.4 million.
     Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, "The holiday traffic translated into higher sales levels, which benefited further from an increase in year-over-year gross profit margins to 38.7% from 38.1%, providing additional leverage on the increase in revenue contributing to a successful fourth quarter." Same store net revenue, defined as total revenue reduced by cost of goods sold, rose 9.7% in the fourth quarter of 2005 versus the same period in 2004.
     Cash America finished fiscal year 2005 with income from continuing operations up 28% to $44,821,000 ($1.48 per share) for the twelve-month period compared to $34,965,000 ($1.18 per share) in fiscal 2004. Total revenue for 2005 was $594.3 million, up 27% from $469.5 million in 2004. During the calendar year 2005 Cash America added 51 total lending outlets and has increased its total location count by 200 owned locations, excluding 10 closed locations, over the last 24 months.
     Cash America will host a conference call to discuss the fourth quarter results on Thursday, January 26th at 3:45 p.m. CST. A live web cast of the call will be available on the Investor Relations section of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company's web site for 90 days following the conference call.
     Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.025 (2.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on February 8, 2006 and will be paid at the close of business on February 22, 2006.

     Outlook for the First Quarter of 2006 and Related Fiscal Year

     Management believes that continued growth in earnings will be largely a function of sustained increases in demand for its loan products, which lead to higher asset balances and revenue. Other elements that will affect the growth in revenue include the development of new locations opened in the last 24 months and the regulatory governance of its loan products. As it enters 2006, management anticipates that demand for products will remain strong. Based on the preceding factors management expects that the first quarter income from continuing operations will be between 43 cents and 45 cents per share in 2006 compared to 39 cents per share in 2005. Expectations for the remainder of fiscal 2006 will be impacted by the magnitude of personal income tax refunds for many of the Company's customers and the subsequent recovery of earning asset levels in later periods based on customer demand for credit products. Tax refund proceeds, received by the Company's customers during the first quarter, may be used to pay past due cash advance obligations, redeem pawned merchandise and for the purchase of merchandise at the Company's locations. At this time, management expects that full year 2006 earnings per share from income from continuing operations will range between $1.70 and $1.80 compared to $1.48 per share in fiscal 2005.
     Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 886 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 464 locations in 21 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its U.S. locations including 286 locations that offer this service under the brand names Cash America Payday Advance and Cashland. In addition, check cashing services are provided through its 136 franchised and Company-owned "Mr. Payroll" check cashing centers.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

     This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.



          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
           HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                (in thousands, except per  share data)


                              Three Months Ended      Year Ended
                                  December 31,        December 31,
                              ------------------- -------------------
                                 2005     2004      2005      2004
                              --------- --------- --------- ---------

Consolidated Operations:
 Total revenue                $171,015  $140,781  $594,346  $469,478
 Net revenue                  $114,973   $92,670  $410,547  $315,612
 Total operating expenses      $86,623   $70,745  $329,835  $254,199

 Income from operations        $28,350   $21,925   $80,712   $61,413

 Income from continuing
  operations before income
  taxes                        $25,775   $21,364   $70,882   $55,023

 Income from Continuing
  Operations                   $16,456   $13,716   $44,821   $34,965

 Income from Discontinued
  Operations(1)                   $197      $726      $197   $21,870

 Net Income                    $16,653   $14,442   $45,018   $56,835

 Earnings per share:
   Basic -
     Income from continuing
      operations                 $0.56     $0.48     $1.53     $1.23
     Net income                  $0.57     $0.50     $1.54     $2.00
   Diluted -
     Income from continuing
      operations                 $0.55     $0.46     $1.48     $1.18
     Net income                  $0.55     $0.48     $1.49     $1.92

 Weighted average shares:
   Basic                        29,252    28,765    29,262    28,402
   Diluted                      30,169    29,884    30,206    29,584

(1) Includes foreign pawn lending operations in the United Kingdom and Sweden that were sold in September 2004. The 2005 amount represents the tax benefits resulting from final tax adjustments to the 2004 foreign operations tax returns. For 2004, the amounts include gain on disposition of $726 and $15,415 for the quarter and year ended December 31, 2004, respectively. The 2004 year-end results also include income from those operations for the period from January 1, 2004 through September 7, 2004 (the date of sale), of $6,455.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                  (in thousands, except share data)

                                                      December 31,
                                                  --------------------
                                                    2005       2004
                                                  ---------- ---------
                                                      (Unaudited)
Assets

 Current assets:
   Cash and cash equivalents                        $18,852   $15,103
   Pawn loans                                       115,280   109,353
   Cash advances, net                                40,704    36,490
   Merchandise held for disposition, net             72,683    67,050
   Finance and service charges receivable            22,048    20,458
   Other receivables and prepaid expenses            13,406    10,547
   Deferred taxes assets                             11,274     9,293
                                                  ---------- ---------

     Total current assets                           294,247   268,294

 Property and equipment, net                         94,856    87,612
 Goodwill                                           174,987   164,073
 Intangible assets, net                              23,391    24,361
 Other assets                                        11,167    10,825
                                                  ---------- ---------

     Total assets                                  $598,648  $555,165
                                                  ========== =========

Liabilities and Stockholders' Equity

 Current liabilities:
   Accounts payable and accrued expenses            $37,217   $33,854
   Customer deposits                                  6,239     5,686
   Income taxes currently payable                     1,449     2,505
   Current portion of long-term debt                 16,786    16,786
                                                  ---------- ---------

     Total current liabilities                       61,691    58,831

 Deferred tax liabilities                            11,344    10,999
 Other liabilities                                    1,689     1,559
 Long-term debt                                     149,208   149,840
                                                  ---------- ---------

   Total liabilities                                223,932   221,229
                                                  ---------- ---------

 Stockholders' equity:
   Common stock, $.10 par value per share,
    80,000,000 shares authorized, 30,235,164
    shares issued                                     3,024     3,024
   Additional paid-in capital                       156,557   154,294
   Retained earnings                                229,975   187,860
   Accumulated other comprehensive income                (5)       --
   Notes receivable secured by common stock          (2,488)   (2,488)
   Treasury shares, at cost (999,347 shares and
    938,386 shares at December 31, 2005 and 2004,
    respectively)                                   (12,347)   (8,754)
                                                  ---------- ---------

      Total stockholders' equity                    374,716   333,936
                                                  ---------- ---------

      Total liabilities and stockholders' equity   $598,648  $555,165
                                                  ========== =========


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
                (in thousands, except per share data)


                              Three Months Ended      Year Ended
                                  December 31,        December 31,
                              ------------------- -------------------
                                  2005     2004      2005      2004
                              ---------- -------- --------- ---------
                                            (Unaudited)

Revenue
 Finance and service charges    $37,296  $30,198  $139,772  $110,495
 Proceeds from disposition of
  merchandise                    91,401   77,734   301,502   250,291
 Cash advance fees               39,954   30,762   142,068    99,202
 Check cashing royalties and
  fees                            2,364    2,087    11,004     9,490
                              ---------- -------- --------- ---------

Total Revenue                   171,015  140,781   594,346   469,478

Cost of Revenue
 Disposed merchandise            56,042   48,111   183,799   153,866
                              ---------- -------- --------- ---------

Net Revenue                     114,973   92,670   410,547   315,612
                              ---------- -------- --------- ---------

Expenses
 Operations                      58,061   48,117   220,357   173,277
 Cash advance loss provision     10,929    8,089    42,834    23,529
 Administration                  11,303    9,644    43,227    40,183
 Depreciation and amortization    6,330    4,895    23,417    17,210
                              ---------- -------- --------- ---------

Total Expenses                   86,623   70,745   329,835   254,199
                              ---------- -------- --------- ---------

Income from Operations           28,350   21,925    80,712    61,413

 Interest expense                 2,996    1,884    10,610     8,148
 Interest income                   (387)    (439)   (1,614)     (642)
 Foreign currency transaction
  losses (gains)                    (34)    (884)      834    (1,116)
                              ---------- -------- --------- ---------

Income from Continuing
 Operations before Income
 Taxes                           25,775   21,364    70,882    55,023
 Provision for income taxes       9,319    7,648    26,061    20,058
                              ---------- -------- --------- ---------

Income from Continuing
 Operations                      16,456   13,716    44,821    34,965
                              ---------- -------- --------- ---------

 Income from discontinued
  operations before income
  taxes (including gain on
  disposal of $19,023 for
  2004)                              --      121        --    28,284
 Provision for income taxes
  (benefits) (including $3,608
  on gain on disposal for
  2004)                            (197)    (605)     (197)    6,414
                              ---------- -------- --------- ---------

 Income from discontinued
  operations                        197      726       197    21,870
                              ---------- -------- --------- ---------

Net Income                      $16,653  $14,442   $45,018   $56,835
                              ========== ======== ========= =========

Earnings Per Share:

 Basic -
  Income from continuing
   operations                     $0.56    $0.48     $1.53     $1.23
  Income from discontinued
   operations                     $0.01    $0.03     $0.01     $0.77
  Net income                      $0.57    $0.50     $1.54     $2.00

 Diluted -
  Income from continuing
   operations                     $0.55    $0.46     $1.48     $1.18
  Income from discontinued
   operations                     $0.01    $0.02     $0.01     $0.74
  Net income                      $0.55    $0.48     $1.49     $1.92

Weighted average common shares
 outstanding:

 Basic                           29,252   28,765    29,262    28,402
 Diluted                         30,169   29,884    30,206    29,584

Dividends declared per common
 share                           $0.025  $0.0175   $0.1000   $0.3700


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        FINANCIAL AND OPERATING DATA -- CONTINUING OPERATIONS
               ($ in thousands unless noted otherwise)


                     Three Months Ended             Year Ended
                        December 31,               December 31,
                    -------------------      ------------------------
                        2005      2004          2005           2004
                    --------- ---------      ---------     -----------

PAWN LENDING
 OPERATIONS:
 Pawn loans
  Annualized yield
   on pawn loans       123.7%     131.0%        124.8%        131.1%
  Total amount of
   pawn loans
   written and
   renewed          $108,424    $85,255      $438,955      $336,021
  Average pawn loan
   balance
   outstanding      $119,655    $91,690      $112,031       $84,283
  Average pawn loan
   balance per
   average location
   in operation         $263       $225          $251          $211
  Ending pawn loan
   balance per
   location in
   operation            $253       $248          $253          $248
  Average pawn loan
   amount at end of
   period (not in
   thousands)            $95        $89           $95           $89
  Profit margin on
   disposition of
   merchandise as a
   percentage of
   proceeds from
   disposition of
   merchandise          38.7%      38.1%         39.0%         38.5%
  Average annualized
   merchandise
   turnover              2.9x       3.1x           2.7x         3.0x
  Average balance of
   merchandise held
   for disposition
   per average
   location in
   operation            $166       $150           $151         $130
  Ending balance of
   merchandise held
   for disposition
   per location in
   operation            $159       $152           $159         $152
  Pawnshop locations
   in operation -
    Beginning of
     period, owned       453        398            441          398
    Acquired               3         42             9            42
    Start-ups             --          1             7             3
    Combined or
     closed               --         --            (1)           (2)
                      ---------  --------     ----------    ----------
    End of period,
     owned               456        441           456           441
    Franchise
     locations at
     end of period         8         11             8            11
                      ---------  --------     ----------    ----------
    Total pawnshop
     locations at
     end of period       464        452           464           452
                      =========  ========     ==========    ==========
   Average number of
    owned pawnshop
    locations in
    operation            455        408           447           399
                      =========  ========     ==========    ==========

 Cash advances
  Total amount of
   cash advances
   written(a)        $73,901    $65,709      $275,375      $220,303
  Number of cash
   advances written
   (not in
   thousands)(a)     199,567    198,716       798,081       675,008
  Average amount per
   cash advances
   (not in
   thousands)(a)        $370       $331          $345          $326
  Combined cash
   advances
   outstanding(a)    $19,354    $18,318       $19,354       $18,318
  Cash advances
   outstanding per
   location at end
   of period(a)          $44        $43           $44           $43
  Cash advances
   outstanding
   before allowance
   for losses(b)      $9,402    $11,301        $9,402       $11,301
  Locations offering
   cash advances at
   end of period         441        425           441           425
                      =========  ========     ==========    ==========
  Average number of
   locations offering
   cash advances         436        399           430           391
                      =========  ========     ==========    ==========

CASH ADVANCE
 OPERATIONS (c):
 Total amount of
  cash advances
  written(a)        $187,598   $141,415      $654,960      $427,443
 Number of cash
  advances written
  (not in
   thousands)(a)     500,128    407,481     1,790,588     1,252,177
 Average amount per
  cash advance (not
  in thousands)(a)      $375       $347          $366          $341
 Combined cash
  advances
  outstanding(a)     $44,921    $33,352       $44,921       $33,352
 Cash advances
  outstanding per
  location at end of
  period(a)             $157       $132          $157          $132
 Cash advances
  outstanding before
  allowance for
  losses(b)          $37,611    $29,547       $37,611       $29,547
 Cash advance
  locations in
  operation -
  Beginning of
   period                279        230           253           154
  Acquired                --         --             1            32
  Start-ups                7         23            34            72
  Combined or closed      --         --            (2)           (5)
                      ---------  --------     ----------    ----------
  End of period          286        253           286           253
                      =========  ========     ==========    ==========
  Average number of
   cash advance
   locations in
   operation             283        243           271           192
                      =========  ========     ==========    ==========


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  FINANCIAL AND OPERATING DATA -- CONTINUING OPERATIONS (Continued)
               ($ in thousands unless noted otherwise)


                       Three Months Ended          Year Ended
                           December 31,           December 31,
                     --------------------- ------------------------
                       2005       2004        2005         2004
                     ---------- ---------- ----------- ------------

CHECK CASHING
 OPERATIONS (Mr.
 Payroll Corp.) (d)
 Face amount of
  checks cashed       $310,890   $272,829  $1,220,381   $1,132,627
 Gross fees collected   $4,244     $3,686     $16,964      $15,660
 Fees as a percentage
  of checks cashed        1.4 %      1.4 %       1.4 %        1.4 %
 Average check cashed
  (not in thousands)       382       $353        $386         $372
 Centers in operation
  at end of period         136        134         136          134
 Average centers in
  operation for
  period                   137        131         136          135


(a) Includes cash advances made by the Company and cash advances made by third-party lenders offered at the Company's locations.

(b)  Amounts recorded in the Company's consolidated financial statements.

(c)  Includes only cash advance locations.

(d)  Includes franchised and company-owned locations.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED CASH ADVANCES OUTSTANDING
                            (in thousands)

                                                       December 31,
                                                  --------------------
                                                      2005     2004
                                                  ----------- --------

Originated by the Company
 Active cash advances and fees receivable            $32,207  $23,967
 Cash advances and fees in collection                  7,510    5,376
                                                  ----------- --------

    Total originated by the Company                   39,717   29,343
                                                  ----------- --------

Originated by third-party lenders
 Active cash advances and fees receivable             19,548   17,532
 Cash advances and fees in collection                  5,010    4,795
                                                  ----------- --------

   Total originated by third-party lenders            24,558   22,327
                                                  ----------- --------

Combined gross portfolio                              64,275   51,670
Less:  Elimination of cash advances owned by
 third-party lenders                                  16,912   10,150
Less:  Discount on cash advances assigned by
 third-party lenders                                     350      672
                                                  ----------- --------

Company cash advances and fees receivable, gross      47,013   40,848
Less:  Allowance for losses                            6,309    4,358
                                                  ----------- --------

Cash advances and fees receivable, net               $40,704  $36,490
                                                  =========== ========


                ALLOWANCE FOR LOSSES ON CASH ADVANCES
                           ($ in thousands)

                              Three Months Ended      Year Ended
                                  December 31,        December 31,
                              ------------------- -------------------
                                 2005      2004      2005      2004
                              --------- --------- --------- ---------

Company-owned cash advances

 Balance at beginning of
  period                       $10,002    $4,592    $4,358    $3,393
  Cash advance loss provision   10,882     8,031    42,302    23,242
  Charge-offs                  (17,454)  (10,136)  (50,145)  (29,833)
  Recoveries                     2,879     1,871     9,794     7,556
                              --------- --------- --------- ---------

 Balance at end of period       $6,309    $4,358    $6,309    $4,358
                              ========= ========= ========= =========

Accrual for third-party
 lender-owned cash advances

 Balance at beginning of
  period                          $827      $284      $342       $55
  Increase in loss provision        47        58       532       287
                              --------- --------- --------- ---------

 Balance at end of period         $874      $342      $874      $342
                              ========= ========= ========= =========

Combined statistics
 Combined cash advance loss
  provision                    $10,929    $8,089   $42,834   $23,529
                              ========= ========= ========= =========
 Charge-offs, net of
  recoveries                   $14,575    $8,265   $40,351   $22,277
                              ========= ========= ========= =========
 Combined cash advances
  written                     $261,499  $207,124  $930,335  $647,746
                              ========= ========= ========= =========
 Combined cash advance loss
  provision as a % of combined
  cash advances written           4.2 %     3.9 %     4.6 %     3.6 %
                              ========= ========= ========= =========
 Charge-offs (net of
  recoveries) as a % of
  combined cash advances
  written                         5.6 %     4.0 %     4.3 %     3.4 %
                              ========= ========= ========= =========
 Combined allowance for losses
  and accrued third-party
  losses as a % of combined
  gross portfolio                11.2 %     9.1 %    11.2 %     9.1 %
                              ========= ========= ========= =========


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
       INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
            THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
                           (in thousands)

                            Pawn      Cash      Check
                           Lending   Advance   Cashing   Consolidated
                          --------- --------- ---------- ------------

Three Months Ended
 December 31, 2005:
--------------------------

Revenue
 Finance and service
  charges                  $37,296       $--        $--      $37,296
 Proceeds from disposition
  of merchandise            91,401        --         --       91,401
 Cash advance fees          11,034    28,920         --       39,954
 Check cashing royalties
  and fees                      --     1,464        900        2,364
                          --------- --------- ---------- ------------

Total revenue              139,731    30,384        900      171,015

Cost of revenue - disposed
 merchandise                56,042        --         --       56,042
                          --------- --------- ---------- ------------

Net revenue                 83,689    30,384        900      114,973
                          --------- --------- ---------- ------------

Expenses
 Operations                 44,226    13,507        328       58,061
 Cash advance loss
  provision                  4,194     6,735         --       10,929
 Administration              8,555     2,496        252       11,303
 Depreciation and
  amortization               4,220     2,020         90        6,330
                          --------- --------- ---------- ------------

Total expenses              61,195    24,758        670       86,623
                          --------- --------- ---------- ------------

Income from operations     $22,494    $5,626       $230      $28,350
                          ========= ========= ========== ============

As of December 31, 2005:
--------------------------

Total assets              $475,527  $115,778     $7,343     $598,648
                          ========= ========= ========== ============

Three Months Ended
 December 31, 2004:
--------------------------

Revenue
 Finance and service
  charges                  $30,198       $--        $--      $30,198
 Proceeds from disposition
  of merchandise            77,734        --         --       77,734
 Cash advance fees           9,502    21,260         --       30,762
 Check cashing royalties
  and fees                      --     1,269        818        2,087
                          --------- --------- ---------- ------------

Total revenue              117,434    22,529        818      140,781

Cost of revenue - disposed
 merchandise                48,111        --         --       48,111
                          --------- --------- ---------- ------------

Net revenue                 69,323    22,529        818       92,670
                          --------- --------- ---------- ------------

Expenses
 Operations                 35,595    12,158        364       48,117
 Cash advance loss
  provision  2,729     5,360         --        8,089
 Administration              6,489     2,908        247        9,644
 Depreciation and
  amortization               3,257     1,527        111        4,895
                          --------- --------- ---------- ------------

Total expenses              48,070    21,953        722       70,745
                          --------- --------- ---------- ------------

Income from operations     $21,253      $576        $96      $21,925
                          ========= ========= ========== ============

As of December 31, 2004:
--------------------------

Total assets              $442,420  $105,650     $7,095     $555,165
                          ========= ========= ========== ============


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
                     YEAR ENDED DECEMBER 31, 2005
                            (in thousands)

                              Pawn      Cash      Check
                             Lending  Advance   Cashing   Consolidated
                            --------  -------- ---------- ------------

Year Ended December 31, 2005:
-----------------------------

Revenue
 Finance and service
  charges                  $139,772      $--        $--     $139,772
 Proceeds from disposition
  of merchandise            301,502       --         --      301,502
 Cash advance fees           41,405  100,663         --      142,068
 Check cashing royalties
  and fees                       --    7,185      3,819       11,004
                          --------- --------- ---------- ------------

Total revenue               482,679  107,848      3,819      594,346

Cost of revenue - disposed
 merchandise                183,799       --         --      183,799
                          --------- --------- ---------- ------------

Net revenue                 298,880  107,848      3,819      410,547
                          --------- --------- ---------- ------------

Expenses
 Operations                 167,272   51,706      1,379      220,357
 Cash advance loss
  provision                  15,663   27,171         --       42,834
 Administration              32,769    9,503        955       43,227
 Depreciation and
  amortization               15,786    7,299        332       23,417
                          --------- --------- ---------- ------------

Total expenses              231,490   95,679      2,666      329,835
                          --------- --------- ---------- ------------

Income from operations      $67,390  $12,169     $1,153      $80,712
                          ========= ========= ========== ============

Year Ended December 31, 2004:
-----------------------------

Revenue
 Finance and service
  charges                  $110,495      $--        $--     $110,495
 Proceeds from disposition
  of merchandise            250,291       --         --      250,291
 Cash advance fees           32,952   66,250         --       99,202
 Check cashing royalties
  and fees                       --    5,904      3,586        9,490
                          --------- --------- ---------- ------------

Total revenue               393,738   72,154      3,586      469,478

Cost of revenue - disposed
 merchandise                153,866       --         --      153,866
                          --------- --------- ---------- ------------

Net revenue                 239,872   72,154      3,586      315,612
                          --------- --------- ---------- ------------

Expenses
 Operations                 134,878   36,982      1,417      173,277
 Cash advance loss
  provision                   8,750   14,779         --       23,529
 Administration              30,034    9,178        971       40,183
 Depreciation and
  amortization               11,984    4,754        472       17,210
                          --------- --------- ---------- ------------

Total expenses              185,646   65,693      2,860      254,199
                          --------- --------- ---------- ------------

Income from operations      $54,226   $6,461       $726      $61,413
                          ========= ========= ========== ============


    CONTACT: Thomas A. Bessant, Jr., 817-335-1100